UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2013

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2013, the Board of Directors (the "Board") of ConAgra Foods, Inc. (the "Company"), based on the recommendation of the Nominating, Governance and Public Affairs Committee of the Board, increased the total size of the Board from eleven to twelve members and appointed Thomas "Tony" K. Brown as a director of the Company, effective as of October 15, 2013, to serve until his successor is elected and qualified or until his earlier resignation or removal. On September 27, 2013, based on the recommendation of the Nominating, Governance and Public Affairs Committee of the Board, the Board also appointed Mr. Brown to the Audit / Finance Committee of the Board, effective as of October 15, 2013.

As a non-employee director, Mr. Brown will receive compensation in the same manner as the Company’s other non-employee directors. Mr. Brown’s compensation for service during fiscal 2014 will be (i) a cash retainer in the amount of $55,138, representing a prorated portion of the annual cash retainer provided to non-employee directors, and (ii) a prorated portion of the annual equity award provided to non-employee directors. Accordingly, on September 27, 2013, the Board approved restricted stock units (the "RSUs") with a value equal to $81,667 be granted to Mr. Brown effective October 15, 2013, with the number of RSUs being determined by dividing $81,667 by the average of the closing stock price of the Company’s common stock on the New York Stock Exchange for the thirty (30) trading days prior to (and not including) October 15, 2013, and rounding to the nearest share. In addition to the retainer and equity award, Mr. Brown is eligible to participate in the other non-employee director compensation arrangements described in the Company’s August 2013 proxy statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on September 27, 2013 in Omaha, Nebraska. The matters voted on and the results of the vote were as follows:

1. Our stockholders re-elected the following directors to each serve until the next annual meeting of stockholders or until a respective successor is elected and qualified.

Name: Mogens C. Bay
Number of Votes For: 274,008,270
Number of Votes Withheld: 3,636,457
Broker Non-Votes: 78,258,729

Name: Stephen G. Butler
Number of Votes For: 276,070,464
Number of Votes Withheld: 1,574,263
Broker Non-Votes: 78,258,729

Name: Steven F. Goldstone
Number of Votes For: 275,784,790
Number of Votes Withheld: 1,859,937
Broker Non-Votes: 78,258,729

Name: Joie A. Gregor
Number of Votes For: 276,166,878
Number of Votes Withheld: 1,477,849
Broker Non-Votes: 78,258,729

Name: Rajive Johri
Number of Votes For: 275,994,160
Number of Votes Withheld: 1,650,567
Broker Non-Votes: 78,258,729

Name: W.G. Jurgensen
Number of Votes For: 273,992,718
Number of Votes Withheld: 3,652,009
Broker Non-Votes: 78,258,729

Name: Richard H. Lenny
Number of Votes For: 276,268,119
Number of Votes Withheld: 1,376,608
Broker Non-Votes: 78,258,729

Name: Ruth Ann Marshall
Number of Votes For: 276,174,024
Number of Votes Withheld: 1,470,703
Broker Non-Votes: 78,258,729

Name: Gary M. Rodkin
Number of Votes For: 274,399,089
Number of Votes Withheld: 3,245,638
Broker Non-Votes: 78,258,729

Name: Andrew J. Schindler
Number of Votes For: 276,120,278
Number of Votes Withheld: 1,524,449
Broker Non-Votes: 78,258,729

Name: Kenneth E. Stinson
Number of Votes For: 273,722,017
Number of Votes Withheld: 3,922,710
Broker Non-Votes: 78,258,729

2. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as independent auditors for fiscal 2014.

Number of Votes For: 352,060,657
Number of Votes Against: 2,721,780
Abstain: 1,121,019

3. Our stockholders approved, on an advisory, nonbinding basis, a resolution approving our named executive officer compensation.

Number of Votes For: 249,512,138
Number of Votes Against: 25,385,614
Abstain: 2,746,975
Broker Non-Votes: 78,258,729

4. Our stockholders rejected a stockholder proposal regarding a bylaw change in regard to vote-counting.

Number of Votes For: 36,567,011
Number of Votes Against: 237,586,545
Abstain: 3,491,171
Broker Non-Votes: 78,258,729

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

October 1, 2013	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary